Exhibit 10.3

CONSENT AND WAIVER

This CONSENT AND WAIVER (this “Agreement”) is entered into as of December 16, 2016, by and among Siebert Cisneros Shank Financial, LLC (“SCSF”)(f/k/a Siebert Brandford Shank Financial, LLC), Siebert Cisneros Shank & Co., L.L.C. (“SCS”)(f/k/a Siebert Brandford Shank & Co., L.L.C.), and Siebert Financial Corp., a New York corporation (“SFC”).

WHEREAS, SCSF and SCS are parties to that certain Asset Purchase Agreement, dated as of November 4, 2014 (the “Capital Markets Agreement”), by and among SCSF, SCS and SFC, as successor to Muriel Siebert & Co., Inc., a Delaware corporation and wholly owned subsidiary of SFC (“MSC”);

WHEREAS, SCSF is party to (a) that certain Purchase Agreement, dated as of November 9, 2015, by and between SFC (as successor to MSC) and SCSF (the “SCSF Minority Repurchase Agreement”), (b) that certain Junior Subordinated Note, dated November 9, 2015, payable by SCSF to SFC (as successor to MSC) in accordance with Section 2.2 of the SCSF Minority Repurchase Agreement (the “SCSF Note”), and (c) Pledge Agreement, dated as of November 9, 2015, by and among SFC (as successor to MSC), Suzanne F, Shank, Cisneros and Miramontes Holdings, LLC, William C. Thompson and Sean Duffy (the “SCSF Pledge Agreement” and together with the Capital Markets Agreement, the SCSF Minority Repurchase Agreement and the SCSF Note, the “Assigned Agreements”);

WHEREAS, SFC has notified SCS and SCSF that SFC would like to assign the Assigned Agreements to the Estate Muriel F. Siebert (the “Siebert Estate”); and

WHEREAS, SCSF, SCS and SFC desire to enter into this Agreement to provide for the consent and waiver specified herein, subject to the terms and conditions of set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Consent and Waiver. SCSF and SCS hereby consent to the assignment and transfer by SFC to the Siebert Estate of all of SFC’s right, title and interest in and to the Assigned Agreements and SFC’s right to assert claims and take other rightful actions in respect of breaches, defaults and other violations thereof. SCSF and SCS hereby waive SFC’s compliance with any notice requirements under the Assigned Agreements in respect of such assignment and transfer by SFC to the Siebert Estate.

2.           Effect on Assigned Agreements. Except as expressly set forth this Agreement, this Agreement will not limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the parties under the Assigned Agreements, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Assigned Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and affect.

3.           Subject to Subordination and Intercreditor Agreement. The parties acknowledge that the Assigned Agreements are and shall remain under and subject in all respects to the terms and conditions of that certain Subordination and Intercreditor Agreement made effective as of November 9, 2015, by and among SFC (as successor to MSC), as “Creditor”, SCSF, as “Borrower”, and First National Bank of Pennsylvania, successor by merger to Metro Bank, as “Bank”, as such agreement has been and may be amended, restated, modified or supplemented from time to time (the “SIA”) as and to the extent provided for in the SIA.

4.	Miscellaneous.

(a)           Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Agreement a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

(b)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(c)           This Agreement is binding upon and shall inure to the benefit of the SCSF, SCS and MS&Co and their respective successors and assigns.

(d)           This Agreement may be executed in one or more counterparts, and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party to this Agreement agrees that it will be bound by its own facsimile or other electronically transmitted signature and that it accepts the facsimile or other electronically transmitted signature of each other party

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IN WITNESS WHEREOF, this Agreement has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

SIEBERT CISNEROS SHANK FINANCIAL, LLC

By:	/s/ Suzanne Shank
Name:	Suzanne Shank
Title:	Chairwoman & CEO

SIEBERT CISNEROS SHANK & CO., L.L.C.

By:	/s/ Suzanne Shank
Name:	Suzanne Shank
Title:	Chairwoman & CEO

SIEBERT FINANCIAL CORP.

By:	/s/ Joseph M. Ramos, Jr.
Name:	Joseph M. Ramos, Jr.
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary

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